EXHIBIT 1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the corporation's previously filed registration statement on Form S-8 (File No. 2-70746).





Arthur Andersen LLP


DALLAS, TEXAS